Transforming Patients' Lives Through Precision Immunoengineering in Autoimmune Disease

November 2025

CUE BIOPHARMA

Cautionary Note Regarding Forward Looking Statements

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The Problem: Immune Imbalance Underlies Autoimmunity
Regulation is Dominated and Suppressed by Inflammatory Players

Deficient Regulatory Cells
↓ IL-2
↓ Treg frequency
↓ Treg function
↓ Anti-inflammatory/cytokines (e.g. TGFβ and IL-10)

Dominant Pro-Inflammatory Cells
↑ Autoreactive Teffs
↑ B cells/Autoantibodies
↑ Proinflammatory innate immune cells
↑ Proinflammatory cytokines (e.g. IL-17 and IL-4/13)



Tregs
Regulatory cells
Granulocytes
Macrophages
Autoreactive Teff Cells
B cells & Autoantibodies
Antigen-Presenting Cells (APC)
Pro-inflammatory cells
Inflammation
Tissue damage
IMMUNE IMBALANCE

Stages of Autoimmune Disease

Distinct Immunological Characterization of Prodromal Disease Documented for over Three Decades in Major Autoimmune Disorders*



At risk stage
Asymptomatic with autoimmunity
Non-disease specific symptoms
Specific symptoms, uncertain diagnosis
Full blown autoimmune disease
Genetic risk
Environmental Factors
Circulating autoantibodies
e.g. in RA Arthralgia Fatigue
Undifferentiated Disease
Role of immune dysregulation in prodromal/subclinical disease often overlooked
Autoimmune disease management largely focused on inducing full disease clinical remission

The ideal autoimmune therapeutic can aid in:

1. Controlling Inflammation
2. Resetting the Immune System
3. Homeostasis & Tissue Repair

* Lu. R et al. Journal of Immunity, June 2016, 1-12
Scherer, H.U. Nature Reviews Rheumatology. Vol 18 July 2022

A 'Master Switch' of Immune Balance?

Restoring Long-Term Tolerance by Re-Establishing Balance via T Regulatory Cells



An Ideal Therapeutic that Induces Appropriate T Regulatory Populations
Expansion of nTregs and iTregs to enhance & maintain self-tolerance
Reduction and inhibition of pro-inflammatory mechanisms
nTregs
Proliferation
iTregs
Conversion
Tregs
Regulatory cells
Granulocytes
Macrophages
Autoreactive Teff Cells
B cells & Autoantibodies
Antigen-Presenting Cells (APC)
Pro-inflammatory cells
IMMUNE BALANCE

Nobel Prize Confirms the Role of IL-2 and TGFβ in Treg Induction

Critical Signaling Agents to Produce Induced T-regulatory Cells via FOXP3 Gene Upregulation

Nobelförsamlingen
The Nobel Assembly at Karolinska Institutet

Scientific background 2025

Immune tolerance
The identification of regulatory T cells and FOXP3


IL-2
TGF-β
Autoreactive T cell
T Cell Expansion
FoxP3
STAT5
SMAD
nTreg
Proliferation
Teff
Conversion
nTreg
natural Tregs
iTreg
induced Tregs

TGF-β provides the “GO" signal to turn on the FOXP3 gene

- Primary cytokine that activates the SMAD pathway and directs FoxP3 transcription, protein activation, and conversion of Teff cells to Treg cells
- Contextual Differentiation – steers T cells away from inflammatory lineages towards regulatory lineages

IL-2 provides the “STAY" signal to keep the FOXP3 gene on, expand the Treg cell population, and make the phenotype functional and durable

- FoxP3 Stabilization and Maintenance – IL-2 activated STAT5 pathway and TGF-β activated SMAD pathways co-operate to cause stable and high-level expression of FoxP3
- Survival and Expansion – IL-2 acts as a T cell growth factor

FOXP3 – Forkhead Box P3
STAT5 - Signal transducer and activator of transcription 5
SMAD - Suppressor of mothers against decapentaplegic

https://www.nobelprize.org/uploads/2025/10/advanced-medicineprize2025.pdf

CUE 401 - A 'Master Switch' of Immune Balance

Restoring Long-Term Tolerance by Re-Establishing Balance via T regulatory cells


Expansion of nTregs and iTregs to enhance & maintain self-tolerance
CUE-401
Reduction and inhibition of pro-inflammatory mechanisms
nTregs
Proliferation
iTregs
Conversion
Tregs
Regulatory cells
Granulocytes
Macrophages
Autoreactive Teff Cells
B cells & Autoantibodies
Antigen-Presenting Cells (APC)
Pro-inflammatory cells
IMMUNE BALANCE

CUE-401: First in Class, Bifunctional Tolerogenic Mechanism

Transformative first-in-class molecule incorporating attenuated components of TGF-β and IL-2

Pipeline in a Product	• Unique next generation mechanism tolerizes multiple cell types involved in autoimmunity • Pre-clinical activity shown in multiple disease models suggests broad application in the autoimmune space
Components* Clinically Derisked	• Incorporates IL-2* and parts of Fc from CUE-100 Series programs already validated in the clinic • Tolerability demonstrated in 3 species (non-GLP)
Defined Path to Clinic	• Manufacturing and IND enabling studies underway
Near-term Value Inflection	• Projected FIH initiation in Q2 2026 and clinical PoC in 2H 2027



Fc Backbone
Allows for simultaneous delivery of both IL-2 and TFG-β, along with ease of manufacturability
Mask
TGF-β
Fc Backbone
IL-2
TGF-β Variant
Affinity attenuated; improved safety and manufacturability
IL-2 Variant
Affinity attenuated; same as in CUE-100 series

CUE-401 Masked Tolerogenic Bifunctional

CUE-401: A "Master Switch" of Immune Balance
Designed with Goal of Restoring Long-Term Tolerance via Re-Establishing Balance


Receptor Mask
Fc Backbone
TGF-β
IL-2

Proprietary IL-2 Mutein

Clinically derisked in close to 150 patients via CUE-100 series

Novel Attenuated TGF-β Mutein

'Breathing Mask' design enables attenuated TGF-β function and clinical-scale manufacturing

Protein design solves classic challenges of TGF-β

- Engineered mask **improves stability and enables clinical scale manufacturing**
- Targeted point mutations reduce affinity of each cytokine and **enhance therapeutic window**
- Fusion protein design **enables co-delivery** of both cytokines to a target cell

CUE-401 harnesses complementary mechanisms of immunoregulation

- **Conversion** of autoreactive T effector cells to stable iTregs
- **Expansion** of nTregs without increase in T effector cells
- Potential for **direct regulatory effects** on T effector cells, NK cells, B cells, and dendritic cells via TGF-β

Optimizing Biological Activity via Protein Engineering

Attenuating Cytokine Affinities Retains Key Biologic Functions and Reduces Potential for Effects on Non-Immune Cells

IL-2 Induced Reporter



Luminescence (RLU) mean ± SD
150000
100000
50000
0
10-4
10-2
100
102
104
log[nM]
>10,000 fold attenuation
rhIL-2
CUE-401



Mask

IL-2 Variant
Affinity attenuated; same as in CUE-100 series

TGF-β Variant
Affinity attenuated; improved safety and manufacturability

TGF-β-Induced Signaling



A450nm, mean ± SD
>10,000 fold attenuation

CUE-401 Induced FOXP3+ Suppressive iTregs From Naïve Murine CD4+ T Cells

IL-2 and TGF-β are Both Critically Required Cytokines to Produce Sufficient iTregs


A
NAÏVE CD4+ T CELLS:
Sorted CD4+ Foxp3·eGFPneg thymocytes
(+ anti-CD3/CD28)
Media + IL-2
TGFb3 (0.4nM) + IL-2 (0.6nM)
CUE-401 (30 nM)
87.1%
12.9%
0.00%
0.00%
19.9%
80.1%
0.00%
0.00%
14.7%
85.3%
0.00%
0.00%
CD4
Foxp3

Source: Sponsored Research Collaboration with Dr. Richard DiPaolo, St. Louis University

CUE-401 Harnesses Multiple Signals to Induce iTregs

Provides Both IL-2 and TGF-β activating Signals that are Necessary for iTreg Differentiation



Control
IL-2 alone
TGF-β alone
CUE-401
FOXP3
4.84%
16.87%
3.87%
30.90%
8.50%
25.99%
18.19%
15.49%
CFSE*
Conventional T cells

*carboxyfluorescein succinimidyl ester

CUE-401: Durable Efficacy in Preclinical Model of Autoimmune Gastritis

Normalizes Histopathologic Gastritis Scores While Markedly Reducing Pathologic Autoimmune Effector T Cells in Tissue

Prevention of Autoimmune Gastritis

In vivo gastritis histology scores (7 weeks post-dose)


Vehicle
(Day 62)
Healthy
(Day 0)
Dosed at
days 1 & 14
CUE-401
(Day 62)

Combined Histology Score


P=0.0023
16
12
8
4
0
Vehicle
CUE-401

Source: Sponsored Research Collaboration with Dr. Richard DiPaolo, St. Louis University

Frequency of Self-Reactive Effector T Cells in Tissue

Day 62

Lymph Nodes


P=0.029
44
40
36
32
28
24
20
16
12
8
4
0
% Autoreactive T Cells
Vehicle
CUE-401

Gastric Lining


P=0.0012
90
80
70
60
50
40
30
20
10
0
% Autoreactive T Cells
Vehicle
CUE-401

CUE-401: Durable Benefit in Model of Acute GVHD

Increased Tissue Tregs and Maintenance of Graft 9+ Weeks Post-Treatment after 3 Doses

Delayed GVHD & Increased Overall Survival



Probability of Survival
100
75
50
25
0
CUE-401
Vehicle
P<0.001
CUE-401 Dosing
0
20
40
60
80
100
Day of Study

n= 10 per treatment group

Increased Treg Numbers in GVHD Target Tissue



P<0.0001
Total Tregs / Spleen (x10⁵)
8
6
4
2
Vehicle
CUE-401

Persistence of Human T Cell Graft Provides Evidence of Tolerance



%hCD45+ of Total Cells
100
80
60
40
20
Day 95

CUE-401: Suppression of Inflammation in Diverse Models of Disease

Functional Suppression of Inflammation in Multiple Disease Models Supports Broad Applicability in the Clinic

EAE Model of Multiple Sclerosis

Significant inhibition and delay of disease onset



100
80
60
40
20
0
Disease-Free Survival
0
5
10
15
20
25
30
35
Day of Study
CUE-401
Vehicle
P<0.001

n= 15 per treatment group

■ CUE-401 Single Dose on Day 2

Delayed Type Hypersensitivity – T Cell Mediated

Significant inhibition of cutaneous inflammation



0.4
0.3
0.2
0.1
0.0
Change in Ear Thickness (mm)
7
8
9
10
Day of Study
KLH + CUE-401
KLH + Cyclosporin A
KLH + Vehicle
P<0.001

n= 10 per treatment group

■ Cyclosporin dosed daily

■ CUE-401 dosed once on Day 1

CUE-401: Significant Activity in Non-Human Primates (NHP)

Supports Potential Strong Translatability to Humans



Tregs
NK Cells
CD8+ T cells
Fold Change vs Vehicle
30
25
20
15
10
5
0
Treg increase in efficacy models
Vehicle
0.1 mg/kg
0.3 mg/kg
CUE-401 (mg/kg)

Dose levels leading to ~2-5-fold increase in Treg frequency across multiple murine disease models

In NHP, ~25-fold increase in Treg frequency was observed at low CUE-401 dose levels

- Supports strong potential for CUE-401 to promote meaningful increase in Tregs in humans at well tolerated dose levels

CUE-401 did not significantly expand other immune cells (NK, CD8, Teff) at these dose levels

NHP Data Indicates Significant Fold Increase in Tregs After Single Dose of CUE-401

CUE-401 - Fold change in % of Tregs


30
25
20
15
10
5
0
Fold Change in Percent
Tregs
NK Cells
CD8+ T cells
Vehicle
0.1 mg/kg
0.3 mg/kg

CUE-401 - Fold change in number of Tregs/ul


100
80
60
40
20
0
Fold Change in # Tregs/ul vs vehicle
Vehicle
0.1 mg/kg
0.3 mg/kg

Nektar-358 NHP data suggests 15-fold increase in NHP setting – Dixit et al 2021, ACR 2017
(Slide 26 *Third-party slide; not a head-to-head comparison)

Highly Differentiated Approach to Immune Balance

	CUE-401	Treg Expanders (E.g. IL-2 muteins)	Treg Cell Therapies	Tolerizing Vaccines	Cytokine Blockers
TGFβ–mediated suppression of inflammatory cell types	**YES**	NO	NO	NO	NO
Expansion of nTregs	**YES**	**YES**	**YES**	NO	NO
Generation of iTregs	**YES**	NO	**YES** / NO	NO	NO
Disease antigen agnostic	**YES**	**YES**	NO	NO	**YES**
Potential for disease antigen-specific Tregs	**YES**	NO	**YES**	**YES**	NO
Manufacturing & supply chain	**Standard**	**Standard**	Complex	Complex	**Standard**
Company Examples	CUE BIOPHARMA	Nektar	Quell Sonoma	EVOQ	Numerous Lg Pharma

Differentiated Efficacy and Safety
Unique Biology Compared with Isolated Regulatory T cell Approaches

Efficacy Profile

Increased quantity of Tregs
Proliferation of existing Tregs while inducing new self-antigen Tregs from effector cell pool

Antigen specificity of generated Tregs
Transformed autoreactive T cells (Teff) should maintain their antigen specificity (i.e. T cell receptors) resulting in more targeted and efficient suppression

Overall reduction in autoreactive Teff cells
Both transform autoreactive cells to Tregs and suppress autoreactive Teff proliferation

Effect in multiple immune cell types reduces overall inflammatory environment
Stabilizes immune homeostasis by reducing overall inflammatory environment

Safety Profile

Attenuation of both TGF-β and IL-2 prevents or limits off target signaling
Results in limited binding to tissues not expressing both IL-2 and TGF-β receptors

Short-term exposure to CUE-401 and minimal effect in T memory cells reduces risk of broad immunosuppression
Expect that several doses will provide a prolonged tolerizing outcome for autoreactivity, while exposure to infection will not be affected

Targeted effector T cell and nTreg binding localize pharmacology to sites of autoimmune activity
Both autoreactive effector and nTregs are concentrated at sites of active inflammation

Intermittent dosing expectation (every 6 months or longer) resulting in long periods of remission based on the tolerizing capacity of CUE–401

CUE-401: IND Enabling Studies are Ongoing

IND Submission Planned Q2 2026

CUE-401

CMC	• Highly manufacturable and stable • Processes and assays established to support release of material for GLP toxicology and clinical studies
IND-Enabling Toxicology	• Existing datasets informed GLP study design that will define clinical starting dose and safety monitoring plan
Preclinical Pharmacology	• Disease-modifying activity in multiple models informs breadth of clinical opportunity and PD markers for the clinic
Regulatory and Clinical	• Successful FDA Pre-IND interaction allows derisking of the early development strategy • CRO identification ongoing to support FIH study

CUE-401: Rapid & Efficient Path to Clinical Proof of Concept

Healthy Volunteer / Atopic Dermatitis First-in-Human Phase 1

PART A

Single Ascending Dose in Healthy Volunteers

Phase 1a Study Design:

- Blinded, randomized, placebo controlled
- n=40 subjects over 5 dose levels
- ~6 months total duration



PART A
Cohort 5
Cohort 4
Cohort 3
Cohort 2
Cohort 1

Primary endpoint:

- Safety and tolerability

Secondary endpoints (PoM):

- PK/PD
- T cell phenotyping
- Treg/Teff ratios
- T/B/NK

PART B

Multiple Dose in Atopic Dermatitis Patients

Phase 1b Study Design:

- Blinded, randomized, placebo controlled
- n=20 subjects over 2 dose levels
- 12 weeks follow-up per patient to look for prolonged efficacy as surrogate for long-term benefit



PART B
Cohort 2
Cohort 1

Primary endpoint:

- Safety and tolerability

Secondary endpoints (PoC):

- EASI scores
- PK/PD
- T cell phenotyping
- Treg/Teff ratios
- T/B/NK

CUE-401: Leading Disease Indication Options for Phase 2 / 3

Phase 1b PoC May Provide Support for Multiple Opportunities

	Rheumatoid Arthritis	Inflammatory Bowel Disease	Graft vs Host Disease	Systemic Lupus Erythematosus	Primary Biliary Cirrhosis
Biologic Rationale	Decreased Treg function, abnormal Treg:Teff ratio	Decreased Treg function, abnormal Treg:Teff ratio	Local Treg dysfunction, decreased Tregs in cGVHD	Decreased Treg function, abnormal Treg:Teff ratio	Decreased Treg function, abnormal Treg:Teff ratio
Treg Validation	Low dose IL-2 Treg expansion, improved Treg:Teff, with preliminary clinical benefit	Treg transfer in Crohn's and UC	Low dose IL-2 Treg expansion & with partial responses	Low dose IL-2 Treg expansion with SLEDAI reductions	Preclinical data
Execution	Competition high but large population makes recruitment reasonable. Good endpoints.	High unmet need, good endpoints and recruitment reasonable	Some competition but increasing number of patients being treated, high unmet need	Competition and endpoints make execution challenging, but large market	Very high unmet need but small population. Recruitment reasonable.
Market Potential	~$44B (2032)[3]	~$44B (2032)[3]	~$6B (2034)[1]	~$6B (2034)[2]	~$1B (2034)[4]

1.Biospace August2, 2024. 2. Global News Wire Jan 16,2025(Source Research and Markets). 3. Fortune Business Insights May,5, 2025. 4. BioSpace August 5,2024 (Source IMARC Group)

CUE-401: Redefining the Management of Autoimmune Disease

With the Potential to Address Disease Control, Maintenance and Restoration*

At risk stage → Asymptomatic with autoimmunity → Non-disease specific symptoms → Specific symptoms, uncertain diagnosis → Full blown autoimmune disease

- At risk stage: Genetic risk; Environmental Factors
- Asymptomatic with autoimmunity: Circulating autoantibodies
- Non-disease specific symptoms: E.g. in RA Arthralgia Fatigue
- Specific symptoms, uncertain diagnosis: Undifferentiated Disease

Role of immune dysregulation in prodromal/subclinical disease often overlooked

Autoimmune disease management largely focused on inducing full disease clinical remission


IL-2 Variant
Affinity attenuated; clinically validated
TGF-β Variant
Affinity attenuated; improved safety and manufacturability
CUE-401

The ideal autoimmune therapeutic can aid in:

1. Controlling Inflammation
2. Resetting the Immune system
3. Homeostasis & Tissue Repair

* Lu. R et al. Journal of Immunity, June 2016, 1-12
Scherer, H.U. Nature Reviews Rheumatology. Vol 18 July 2022

Additional Relevant Publications

https://www.cuebiopharma.com/cue-401-publications/

Critical Role of TGF-β and IL-2 Receptor Signaling in Foxp3 Induction by an Inhibitor of DNA Methylation

Freudenberg K, Lindner N, Dohnke S, Garbe AI, Schallenberg S, Kretschmer K. Critical Role of TGF-β and IL-2 Receptor Signaling in Foxp3 Induction by an Inhibitor of DNA Methylation, Front. Immunol. 2018 Feb 2;9:125.

Epigenetic conversion of conventional T cells into regulatory T cells by CD28 signal deprivation

Mikami N, Kawakami R, Chen KY, Sugimoto A, Ohkura N, & Sakaguchi S. Epigenetic conversion of conventional T cells into regulatory T cells by CD28 signal deprivation, Proc. Natl. Acad. Sci. 2020. 117 (22) 12258-12268.

Conversion of Peripheral CD4+CD25– Naive T Cells to CD4+CD25+Regulatory T Cells by TGF-β Induction of Transcription Factor Foxp3

Chen W, Jin W, Hardegen N, Lei KJ, Li L, Marinos N, McGrady G, Wahl SM. Conversion of peripheral CD4+CD25- naive T cells to CD4+CD25+ regulatory T cells by TGF-beta induction of transcription factor Foxp3. J Exp Med. 2003 Dec 15;198(12):1875-86.

Antigen-specific transforming growth factor β–induced Treg cells, but not natural Treg cells, ameliorate autoimmune arthritis in mice by shifting the Th17/Treg cell balance from Th17 predominance to Treg cell predominance

Kong N, Lan Q, Chen M, Wang J, Shi W, Horwitz DA, Quesniaux V, Ryffel B, Liu Z, Brand D, Zou H, Zheng SG. Antigen-specific transforming growth factor β-induced Treg cells, but not natural Treg cells, ameliorate autoimmune arthritis in mice by shifting the Th17/Treg cell balance from Th17 predominance to Treg cell predominance. Arthritis Rheum. 2012 Aug;64(8):2548-58.

Induced, but not natural, regulatory T cells retain phenotype and function following exposure to inflamed synovial fibroblasts

Yang S, Zhang X, Chen J, Dang J, Liang R, Zeng D, Zhang H, Xue Y, Liu Y, Wu W, Zhao J, Wang J, Pan Y, Xu H, Sun B, Huang F, Lu Y, Hsueh W, Olsen N, Zheng SG. Induced, but not natural, regulatory T cells retain phenotype and function following exposure to inflamed synovial fibroblasts. Sci Adv. 2020 Oct 28;6(44):eabb0606.

Thank You

Nektar 385 ACR 2017



NKTR-358: a selective, first-in-class IL-2 pathway agonist, which increases number and suppressive function of regulatory T cells for the treatment of immune inflammatory disorders
NEKTAR
INTRODUCTION
METHODS
RESULTS
CONCLUSIONS

Preferential and sustained Treg expansion in non-human primates



Treg, CD8 in blood
Treg activation
Cell number fold change (mean ± SEM)
NKTR-358, Treg
NKTR-358, CD8
IL-2, Treg
IL-2, CD8
Treg proliferation (Ki67)
%Ki67+ of Treg (mean ± SEM)
NKTR-358
IL-2
Treg activation (CD25)
Fold-change in MFI (mean ± SEM)
Days
Dosing:

In cynomolgus monkey, a single subcutaneous NKTR-358 (0.025 mg/kg) administration led to significant Treg mobilization, which was sustained in duration for >14 days, and was concomitant with markers of proliferation and activity. This effect was far greater than an equivalent dose of IL-2 (0.005 mg/kg) delivered daily for five days. Minimal CD8 activity was noted.